UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

WORTHINGTON INDUSTRIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 614 438-3210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Worthington Industries, Inc. (the “Registrant”) conducted a conference call on December 21, 2022, beginning at approximately 8:30 a.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the second quarter of fiscal 2023 (the fiscal quarter ended November 30, 2022). Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and the Registrant's subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Form 8-K is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

In the conference call, the Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), on a consolidated basis, for the Registrant’s three months ended November 30, 2022 and November 30, 2021 and the twelve months ended November 30, 2022. These represent non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such as incremental expenses related to the Level5 earnout, the impairment of long-lived assets, the restructuring and other income, net, the separation costs, the pension settlement charge and the loss on sale of investment in ArtiFlex Manufacturing, LLC (each pre-tax) to/from EBITDA. The table below illustrates the differences between GAAP net earnings attributable to controlling interest and the non-GAAP financial measures adjusted EBIT (see further disclosure below regarding adjusted EBIT) and adjusted EBITDA for the three months ended November 30, 2022, and November 30, 2021, and the twelve months ended November 30, 2022.

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2022	2022	2022

Net earnings attributable to controlling interest	$16,218	$64,082	$80,252	$56,342	$110,301
Interest expense	7,612	8,598	8,167	8,140	7,312
Income tax expense	4,131	19,498	24,963	18,683	31,226
Earnings before interest and taxes (EBIT)	27,961	92,178	113,382	83,165	148,839
Incremental expense related to Level5 earnout (pre-tax)	525	525	-	-	-
Impairment of long-lived assets (pre-tax) [1]	-	197	-	1,938	-
Restructuring and other income, net (pre-tax) [1]	(2,432)	(1,100)	(2,418)	(504)	(1,923)
Separation costs (pre-tax)	9,246	-	-	-	-
Pension settlement charge (pre-tax)	-	4,774	-	-	-
Loss on sale of investment in ArtiFlex (pre-tax)	-	15,759	-	-	-
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$35,300	$112,333	$110,964	$84,599	$146,916
Depreciation and amortization	28,354	28,001	28,248	27,425	21,090
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$63,654	$140,334	$139,212	$112,024	$168,006

Trailing twelve months adjusted EBITDA [1]	$455,224

[1] Excludes the impact of the noncontrolling interests.

In the conference call, the Registrant referred to adjusted earnings before interest and taxes (adjusted EBIT) and adjusted EBIT margin for the Registrant's Consumer Products and Building Products business segments, which are non-GAAP financial measures used by the Registrant as measures of operating performance. Adjusted EBIT is calculated in the same manner as adjusted EBITDA above (before the impact of depreciation and amortization) and adjusted EBIT margin is calculated by dividing adjusted EBIT by net sales. A reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit/loss, for the three months ended November 30, 2022, and November 30, 2021, is outlined below.

	Three Months Ended November 30, 2022
(In thousands)	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Net sales	$841,947	$153,795	$141,671	$38,128	n/a	$1,175,541

Operating (loss) income	$(14,286)	$12,995	$6,041	$1,001	$(12,765)	$(7,014)
Incremental expenses related to Level5 earnout (pre-tax)	-	525	-	-	-	525
Restructuring and other income, net (pre-tax)	(4,282)	-	-	-	-	(4,282)
Separation costs (pre-tax) (1)	-	-	-	-	9,246	9,246
Adjusted operating (loss) income	(18,568)	13,520	6,041	1,001	(3,519)	(1,525)
Miscellaneous income (expense), net	850	(47)	76	142	384	1,405
Equity in net income of unconsolidated affiliates	1,906	-	35,107	-	(156)	36,857
Less: Net earnings attributable to noncontrolling interests (2)	1,437	-	-	-	-	1,437
Adjusted EBIT	$(17,249)	$13,473	$41,224	$1,143	$(3,291)	$35,300

Adjusted EBIT margin	-2.0%	8.8%	29.1%	3.0%	NM	3.0%

(1) Separation costs reflect direct and incremental costs incurred in connection with the anticipated tax-free spin-off of the Company's Steel Processing business, including audit, advisory, and legal costs.

(2) Excludes the noncontrolling interest portion of the restructuring gains within Steel Processing of $1,850.

	Three Months Ended November 30, 2021
(In thousands)	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Net sales	$937,842	$140,793	$121,125	$33,101	n/a	$1,232,861

Operating income	$66,070	$17,425	$4,606	$714	$1,650	$90,465
Restructuring and other income, net (pre-tax)	(182)	-	-	-	(1,822)	(2,004)
Adjusted operating income (loss)	65,888	17,425	4,606	714	(172)	88,461
Miscellaneous income, net	17	159	218	82	564	1,040
Equity in net income of unconsolidated affiliates	8,823	-	49,894	-	1,501	60,218
Less: Net earnings attributable to noncontrolling interests (3)	2,803	-	-	-	-	2,803
Adjusted EBIT	$71,925	$17,584	$54,718	$796	$1,893	$146,916

Adjusted EBIT margin	7.7%	12.5%	45.2%	2.4%	NM	11.9%

(3) Excludes the noncontrolling interest portion of the restructuring gains within Steel Processing of $81.

In the conference call, the Registrant referred to free cash flow for the three and trailing twelve months ended November 30, 2022. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant’s ability to generate cash beyond what is required for the Registrant's business operations and capital expenditures. The following provides a reconciliation of free cash flow from net cash provided by operating activities for the three months and the twelve months ended November 30, 2022.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2022	2022
Net cash provided by operating activities	$132,941	$81,038	$164,838	$74,190
Investment in property, plant and equipment	(24,490)	(21,477)	(22,796)	(23,645)
Free cash flow	$108,451	$59,561	$142,042	$50,545

Trailing twelve months free cash flow	$360,599

In the conference call, the Registrant referred to net debt to trailing twelve months adjusted EBITDA, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to adjusted EBITDA is calculated by subtracting cash and cash equivalents from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the twelve months ended November 30, 2022, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP measure) to adjusted EBITDA for the same period, as mentioned in the conference call, is outlined below.

	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2023	2022	2022

Net cash provided by operating activities:	$132,941	$81,038	$164,838	$74,190
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	(68,967)	48,117	(73,397)	11,177
Interest expense	7,612	8,598	8,167	8,140
Income tax expense	4,131	19,498	24,963	18,683
Impairment of long-lived assets	-	(312)	-	(3,076)
Benefit from (provision for) deferred income taxes	3,617	11,056	(5,839)	(10,661)
Bad debt expense	(1,098)	(342)	(63)	(382)
Equity in net income of unconsolidated affiliates, net of distributions	(18,352)	(42,845)	30,487	18,604
Net gain on sale of assets	4,265	769	2,320	628
Stock-based compensation	(4,547)	(4,236)	(4,141)	(4,408)
Less: non-controlling interest	(3,287)	(1,162)	(5,705)	(2,305)
EBITDA [1]	$56,315	$120,179	$141,630	$110,590
Adjustments:
Incremental expense related to Level5 earnout (pre-tax)	525	525	-
Impairment of long-lived assets (pre-tax) [1]	-	197	-	1,938
Restructuring and other income, net (pre-tax) [1]	(2,432)	(1,100)	(2,418)	(504)
Separation costs (pre-tax)	9,246	-	-	-
Pension settlement charge (pre-tax)	-	4,774	-	-
Loss on sale of investment in ArtiFlex (pre-tax)	-	15,759	-	-
Adjusted EBITDA [1]	$63,654	$140,334	$139,212	$112,024

Trailing twelve months adjusted EBITDA [1]	$455,224

[1] Excludes the impact of the noncontrolling interests.

	November 30,
(In thousands)	2022
Short-term borrowings	$4,935
Current maturities of long-term debt	257
Long-term debt	693,453
Total debt	$698,645
Less: cash and cash equivalents	(129,596)
Net debt	$569,049

Trailing twelve months adjusted EBITDA	$455,224

Net debt to adjusted EBITDA	1.25

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on December 20, 2022. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on December 20, 2022 (the “Financial News Release”) reporting results for the three-month period ended November 30, 2022 (the fiscal 2023 second quarter). The Financial News Release was made available on the Registrant’s website during the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Second Quarter of Fiscal 2023 (Fiscal Quarter Ended November 30, 2022) held on December 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	December 28, 2022	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary